Exhibit 99.1

Contact:	Doug Guarino	Director of Corporate Relations	781-647-3900
	Jon Russell	Vice President of Finance

ALERE INC. ANNOUNCES

SECOND QUARTER 2013 RESULTS

WALTHAM, MA…July 31, 2013…Alere Inc. (NYSE: ALR), a global leader in enabling individuals to take charge of their health at home through the merger of rapid diagnostics and health information solutions, today announced its financial results for the quarter ended June 30, 2013.

Ron Zwanziger, Chairman, Chief Executive Officer and President of Alere said, “We are pleased to report a very strong quarter for Alere and continued progress against the three-point strategic plan that we implemented in November 2012. In particular, our currency adjusted organic growth rate for our professional diagnostics segment, excluding changes in our U.S. Triage and influenza revenues, was 8.6%, reflecting the strength of our highly-differentiated portfolio across the globe. In addition, our combined adjusted research and development and selling, general and administrative expenses decreased as a percentage of revenue by 230 basis points from the prior year quarter. Our growth rate in the quarter, coupled with disciplined expense control, demonstrates our continued momentum and commitment to enhancing value for our shareholders.”

Financial results for the second quarter of 2013:

•

Net revenue of $764.0 million for the second quarter of 2013, compared to $700.5 million for the second quarter of 2012. Non-GAAP adjusted net revenue was $764.6 million for the second quarter of 2013, compared to $701.6 million for the second quarter of 2012.

•

Net loss of $65.9 million attributable to common stockholders of Alere Inc., and respective net loss per diluted common share of $0.81, for the second quarter of 2013, compared to net loss of $18.2 million attributable to common stockholders of Alere Inc., and respective net loss per diluted common share of $0.23, for the second quarter of 2012.

•

Non-GAAP adjusted net income per diluted common share of $0.64 for the second quarter of 2013, compared to non-GAAP adjusted net income per diluted common share of $0.48 for the second quarter of 2012.

•

Net product and services revenue from our Professional Diagnostics segment was $599.6 million in the second quarter of 2013, compared to net product and services revenue of $536.9 million in the second quarter of 2012. Non-GAAP adjusted net product and services revenue from our Professional Diagnostics segment was $600.2 million in the second quarter of 2013, compared to non-GAAP adjusted net product and services revenue of $538.0 million in the second quarter of 2012. Recent professional diagnostics acquisitions contributed $47.4 million of incremental net revenue compared to the second quarter of 2012.

•	North American influenza sales decreased to $2.0 million for the second quarter of 2013, from $4.2 million for the second quarter of 2012.

•

Excluding the impact of the change in North American influenza revenues and the impact on revenues from the reduction in our U.S. meter-based Triage product sales, currency adjusted organic growth in our Professional Diagnostics segment was 8.6%.

•

Net product and services revenue from our Health Information Solutions segment was $134.8 million in the second quarter of 2013, compared to $138.6 million in the second quarter of 2012 and $134.2 million in the first quarter of 2013. Despite the decrease in revenue as compared to Q2 2012, Non-GAAP adjusted operating income increased to $6.3 million in the second quarter of 2013 from $3.0 million in the second quarter of 2012, as a result of a reduction in segment operating expenses, as compared to the prior year period.

The Company’s GAAP results for the second quarter of 2013 exclude $0.6 million of revenue associated with acquired software license contracts that are not recognized due to business combination accounting rules and include amortization of $79.3 million, $8.1 million of restructuring charges, $4.7 million of stock-based compensation expense, $0.4 million of acquisition-related costs recorded in accordance with ASC 805, Business Combinations, $5.3 million of expense recorded for fair value adjustments to acquisition-related contingent consideration, $0.8 million of interest expense recorded in connection with fees paid for certain debt modifications, $0.5 million in compensation charges and $0.2 million of related interest accretion associated with acquisition-related contingent consideration obligations, a $0.7 million charge associated with the write-up to fair market value of inventory acquired in connection with the acquisition of Epocal Inc., $35.6 million of expense associated with the extinguishment of debt and a $5.1 million non-cash write-off of an investment, offset by a $8.1 million bargain purchase gain in connection with our acquisition of the Liberty business. The Company’s GAAP results for the second quarter of 2012 exclude $1.1 million of revenue associated with acquired software license contracts that are not recognized due to business combination accounting rules and include amortization of $81.7 million, $1.4 million of restructuring charges, $4.4 million of stock-based compensation expense, $3.8 million of acquisition-related costs recorded in accordance with ASC 805, Business Combinations, and $1.3 million of interest expense associated with fees paid for modification of certain debt agreements, offset by $6.7 million of income recorded for fair value adjustments to acquisition-related contingent consideration obligations. These amounts, net of tax, have been excluded from the non-GAAP adjusted net income per diluted common share attributable to Alere Inc. for the respective quarters.

Detailed reconciliations of the non-GAAP financial measures presented in this release to the most directly comparable financial measures under GAAP, as well as a discussion regarding these non-GAAP financial measures, are included in the schedules to this press release.

The Company will host a conference call beginning at 8:30 a.m. (Eastern Time) today, July 31, 2013, to discuss these results, as well as other corporate matters. During the conference call, the Company may answer questions concerning business and financial developments and trends and other business and financial matters. The Company’s responses to these questions, as well as other matters discussed during the conference call, may contain or constitute material information that has not been previously disclosed.

The conference call may be accessed by dialing (877) 270-2148 (domestic) or (412) 902-6510 (international) and asking for Alere Inc. A webcast of the call can also be accessed via the Alere website at www.alere.com/investors, or directly through the following link: http://www.videonewswire.com/event.

A replay of the call will be available approximately one hour after the conclusion of the call and will remain available for a period of seven days following the call. The replay may be accessed by dialing (877) 344-7529 (domestic) or (412) 317-0088 (international) and entering replay code 10031621. The replay will also be available via online webcast at http://www.videonewswire.com/event or via the Alere website at www.alere.com/investors for a period of 60 days following the call.

Additionally, reconciliations to non-GAAP financial measures not included in this press release that may be discussed during the call will also be available at the Alere website (http://www.alere.com/investors) under the Earnings Calls and Releases section shortly before the conference call begins and will continue to be available on this website.

For more information about Alere, please visit our web site at http://www.alere.com.

By developing new capabilities in near-patient diagnosis, monitoring and health information solutions, Alere enables individuals to take charge of improving their health and quality of life at home. Alere’s global leading products and services, as well as its new product development efforts, focus on cardiology, infectious disease, toxicology and diabetes. Alere is headquartered in Waltham, Massachusetts.

Source: Alere Inc.

Alere Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Three Months Ended June 30,
	2013	2012

Net product sales and services revenue	$759,120	$697,280
License and royalty revenue	4,865	3,237

Net revenue	763,985	700,517
Cost of net revenue	379,498	344,909

Gross profit	384,487	355,608

Gross margin	50%	51%

Operating expenses:
Research and development	40,500	40,447
Selling, general and administrative	299,583	280,807

Total operating expenses	340,083	321,254

Operating income	44,404	34,354
Interest and other income (expense), net	(91,390)	(51,720)

Loss before provision (benefit) for income taxes	(46,986)	(17,366)
Provision (benefit) for income taxes	17,867	(489)

Loss before equity earnings of unconsolidated entities, net of tax	(64,853)	(16,877)
Equity earnings of unconsolidated entities, net of tax	4,551	3,998

Net loss	(60,302)	(12,879)
Less: Net income attributable to non-controlling interests	267	36

Net loss attributable to Alere Inc. and Subsidiaries	(60,569)	(12,915)

Preferred stock dividends	(5,309)	(5,279)

Net loss available to common stockholders	$(65,878)	$(18,194)

Basic net loss per common share	$(0.81)	$(0.23)

Diluted net loss per common share	$(0.81)	$(0.23)

Weighted-average shares - basic	81,311	80,375

Weighted-average shares - diluted	81,311	80,375

Alere Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Six Months Ended June 30,
	2013	2012

Net product sales and services revenue	$1,494,305	$1,365,501
License and royalty revenue	8,929	6,145

Net revenue	1,503,234	1,371,646
Cost of net revenue	754,490	662,967

Gross profit	748,744	708,679

Gross margin	50%	52%

Operating expenses:
Research and development	81,954	79,447
Selling, general and administrative	591,897	559,820

Total operating expenses	673,851	639,267

Operating income	74,893	69,412
Interest and other income (expense), net	(149,259)	(90,616)

Loss before benefit for income taxes	(74,366)	(21,204)
Benefit for income taxes	(19,004)	(1,944)

Loss before equity earnings of unconsolidated entities, net of tax	(55,362)	(19,260)
Equity earnings of unconsolidated entities, net of tax	7,485	7,410

Net loss	(47,877)	(11,850)
Less: Net income (loss) attributable to non-controlling interests	242	(149)

Net loss attributable to Alere Inc. and Subsidiaries	(48,119)	(11,701)

Preferred stock dividends	(10,559)	(10,588)

Net loss available to common stockholders	$(58,678)	$(22,289)

Basic net loss per common share	$(0.72)	$(0.28)

Diluted net loss per common share	$(0.72)	$(0.28)

Weighted-average shares - basic	81,255	80,307

Weighted-average shares - diluted	81,255	80,307

Alere Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(in thousands)

	June 30,	December 31,
	2013	2012
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$320,547	$328,346
Restricted cash	9,919	3,076
Marketable securities	889	904
Accounts receivable, net	553,760	524,332
Inventories, net	356,753	337,121
Prepaid expenses and other current assets	167,209	212,958

Total current assets	1,409,077	1,406,737

PROPERTY, PLANT AND EQUIPMENT, NET	530,467	534,469
GOODWILL AND OTHER INTANGIBLE ASSETS, NET	4,965,095	4,919,081
DEFERRED FINANCING COSTS AND OTHER ASSETS, NET	195,366	207,641

Total assets	$7,100,005	$7,067,928

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$56,497	$66,916
Other current liabilities	603,931	581,893

Total current liabilities	660,428	648,809

LONG-TERM LIABILITIES:
Long-term debt and capital lease obligations, net of current portion	3,819,987	3,641,592
Deferred tax liabilities	390,012	428,188
Other long-term liabilities	197,781	166,635

Total long-term liabilities	4,407,780	4,236,415

TOTAL EQUITY	2,031,797	2,182,704

Total liabilities and equity	$7,100,005	$7,067,928

Alere Inc. and Subsidiaries

Selected Consolidated Revenues by Business Area (1)

(in thousands)

Professional Diagnostics Segment	Q2 2013	YTD 2013	Q2 2012	YTD 2012	% Change Q2 13 v. Q2 12	% Change YTD 13 v. YTD 12
Cardiology	$118,436	$233,369	$125,597	$264,423	-6%	-12%
Infectious disease	157,706	347,550	137,821	288,837	14%	20%
Toxicology	165,884	314,933	159,922	281,662	4%	12%
Diabetes	74,905	124,988	36,797	64,958	104%	92%
Other (1)	82,666	157,385	76,736	152,442	8%	3%

Professional diagnostics net product sales and services revenue (1)	599,597	1,178,225	536,873	1,052,322	12%	12%
License and royalty revenue	4,165	8,029	3,237	6,145	29%	31%

Professional diagnostics net revenue	$603,762	$1,186,254	$540,110	$1,058,467	12%	12%

Health Information Solutions Segment	Q2 2013	YTD 2013	Q2 2012	YTD 2012	% Change Q2 13 v. Q2 12	% Change YTD 13 v. YTD 12
Disease and case management	$52,578	$106,704	$54,512	$107,894	-4%	-1%
Wellness	27,230	53,530	29,567	56,591	-8%	-5%
Women’s & children’s health	29,256	58,336	31,313	61,084	-7%	-4%
Patient self-testing services	25,711	50,412	23,198	43,805	11%	15%

Health information solutions net revenue	$134,775	$268,982	$138,590	$269,374	-3%	0%

(1)

Revenues are presented in accordance with Generally Accepted Accounting Principles and exclude an adjustment of $0.6 million and $1.2 million, and $1.1 million and $2.4 million, in revenue related to acquired software license contracts which were not recognized during the three and six months ended June 30, 2013 and 2012, respectively, due to business combination accounting rules.

Alere Inc. and Subsidiaries

Reconciliation to Non-GAAP Adjusted Operating Results

(in thousands, except per share amounts)

	Three Months Ended June 30,
	2013	2012
Reconciliation to Non-GAAP Adjusted Operating Income (1)
Operating income	$44,404	$34,354

Adjustment related to acquired software license contracts	592	1,126
Amortization of acquisition-related intangible assets	79,158	81,371
Restructuring charges	8,044	1,365
Stock-based compensation expense	4,677	4,368
Compensation charges associated with acquisition-related contingent consideration obligations	580	—
Acquisition-related costs	426	3,800
Fair value adjustments to acquisition-related contingent consideration	5,258	(6,681)
Non-cash charge associated with acquired inventory	711	—

Non-GAAP adjusted operating income	$143,850	$119,703

	Three Months Ended June 30,
	2013	2012
Reconciliation to Non-GAAP Adjusted Net Income (1)
Net loss available to common stockholders	$(65,878)	$(18,194)

Adjustment related to acquired software license contracts	592	1,126
Amortization of acquisition-related intangible assets	79,240	81,644
Restructuring charges	8,106	1,415
Stock-based compensation expense	4,677	4,368
Compensation charges associated with acquisition-related contingent consideration obligations	580	—
Acquisition-related costs	426	3,800
Fair value adjustments to acquisition-related contingent consideration	5,258	(6,681)
Non-cash charge associated with acquired inventory	711	—
Interest expense recorded in connection with fees paid for certain debt modifications and the termination of our senior secured credit facility	810	1,320
Interest accretion associated with acquisition-related compensation charges	160	—
Non-cash write-off of an investment	5,110	—
Bargain purchase gain associated with the acquisition of the Liberty business	(8,062)	—
Expense associated with extinguishment of debt	35,604	—
Income tax effects on items above	(12,768)	(29,318)

Non-GAAP adjusted net income available to common stockholders	$54,566	$39,480

Net loss per diluted common share	$(0.81)	$(0.23)

Non-GAAP adjusted net income per diluted common share	$0.64	$0.48

Weighted-average shares - diluted	81,311	80,375

Non-GAAP adjusted weighted average shares - diluted	95,207	83,960

(1)

In calculating “non-GAAP adjusted operating income” and “non-GAAP adjusted net income”, the Company excludes (i) certain non-cash charges, including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business. In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant. Management believes that excluding such charges and income from operating income and net income or loss allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner. Due to the frequency of their occurrence in its business, the Company does not adjust operating income or net income or loss for the costs associated with litigation, including payments made or received through settlements. It should be noted that “non-GAAP adjusted operating income” and “non-GAAP adjusted net income” are not standard financial measurements under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to operating income and net income or loss or cash flow from operating activities, as a measure of liquidity or as an indicator of operating performance or any measure of performance derived in accordance with GAAP. In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, “non-GAAP adjusted operating income” and “non-GAAP adjusted net income” presented in this press release may not be comparable to similar measures used by other companies.

Alere Inc. and Subsidiaries

Reconciliation to Non-GAAP Adjusted Operating Results

(in thousands, except per share amounts)

	Six Months Ended June 30,
	2013	2012
Reconciliation to Non-GAAP Adjusted Operating Income (1)
Operating income	$74,893	$69,412

Adjustment related to acquired software license contracts	1,235	2,412
Amortization of acquisition-related intangible assets	155,025	159,300
Restructuring charges	11,936	6,893
Stock-based compensation expense	8,800	8,242
Compensation charges associated with acquisition-related contingent consideration obligations	1,270	—
Acquisition-related costs	1,322	5,261
Fair value adjustments to acquisition-related contingent consideration	16,276	(1,637)
Non-cash charge associated with acquired inventory	1,172	4,681

Non-GAAP adjusted operating income	$271,929	$254,564

	Six Months Ended June 30,
	2013	2012
Reconciliation to Non-GAAP Adjusted Net Income (1)
Net loss available to common stockholders	$(58,678)	$(22,289)

Adjustment related to acquired software license contracts	1,235	2,412
Amortization of acquisition-related intangible assets	155,229	159,766
Restructuring charges	12,053	7,003
Stock-based compensation expense	8,800	8,242
Compensation charges associated with acquisition-related contingent consideration obligations	1,270	—
Acquisition-related costs	1,322	5,261
Fair value adjustments to acquisition-related contingent consideration	16,276	(1,637)
Non-cash charge associated with acquired inventory	1,172	4,681
Interest expense recorded in connection with fees paid for certain debt modifications and the termination of our senior secured credit facility	1,762	2,640
Interest accretion associated with acquisition-related compensation charges	160	—
Non-cash write-off of an investment	5,110	—
Bargain purchase gain associated with the acquisition of the Liberty business	(8,062)	—
Expense associated with extinguishment of debt	35,767	—
Income tax effects on items above	(74,823)	(60,097)

Non-GAAP adjusted net income available to common stockholders	$98,593	$105,982

Net loss per diluted common share	$(0.72)	$(0.28)

Non-GAAP adjusted net income per diluted common share	$1.16	$1.25

Weighted-average shares - diluted	81,255	80,307

Non-GAAP adjusted weighted average shares - diluted	95,071	94,189

(1)

In calculating “non-GAAP adjusted operating income” and “non-GAAP adjusted net income”, the Company excludes (i) certain non-cash charges, including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business. In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant. Management believes that excluding such charges and income from operating income and net income or loss allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner. Due to the frequency of their occurrence in its business, the Company does not adjust operating income or net income or loss for the costs associated with litigation, including payments made or received through settlements. It should be noted that “non-GAAP adjusted operating income” and “non-GAAP adjusted net income” are not standard financial measurements under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to operating income and net income or loss or cash flow from operating activities, as a measure of liquidity or as an indicator of operating performance or any measure of performance derived in accordance with GAAP. In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, “non-GAAP adjusted operating income” and “non-GAAP adjusted net income” presented in this press release may not be comparable to similar measures used by other companies.

	Alere Inc. and Subsidiaries Reconciliation of Operating Income (Loss) to Non-GAAP Adjusted Operating Income (Loss) (in thousands) For the Three Months Ended June 30, 2013
Operating Segment	Professional Diagnostics	Health Information Solutions	Consumer Diagnostics	Corporate	Total

Net revenue	$603,762	$134,775	$25,448	$—	$763,985
Adjustment related to acquired software license contracts (1)	592	—	—	—	592

Non-GAAP adjusted net revenue	$604,354	$134,775	$25,448	$—	$764,577

Operating income (loss)	$72,896	$(11,759)	$3,404	$(20,137)	$44,404
Adjustment related to acquired software license contracts (1)	592	—	—	—	592
Amortization of acquisition-related intangible assets	67,968	10,732	458	—	79,158
Non-cash charge associated with acquired inventory	711	—	—	—	711
Restructuring charges	1,740	6,304	—	—	8,044
Stock-based compensation expense	—	—	—	4,677	4,677
Compensation charges associated with acquisition-related contingent consideration obligations	580	—	—	—	580
Acquisition-related costs	—	—	—	426	426
Fair value adjustments to acquisition-related contingent consideration	4,330	1,028	—	(100)	5,258

Non-GAAP adjusted operating income (loss)	$148,817	$6,305	$3,862	$(15,134)	$143,850

Non-GAAP adjusted operating income (loss) as % of Non-GAAP adjusted net revenue	24.6%	4.7%	15.2%		18.8%

(1)	Estimated revenue related to acquired software license contracts that was not recognized during the second quarter of 2013 due to business combination accounting rules

	Reconciliation of Operating Income (Loss) to Non-GAAP Adjusted Operating Income (Loss) (in thousands) For the Three Months Ended June 30, 2012
Operating Segment	Professional Diagnostics	Health Information Solutions	Consumer Diagnostics	Corporate	Total

Net revenue	$540,110	$138,590	$21,817	$—	$700,517
Adjustment related to acquired software license contracts (1)	1,126	—	—	—	1,126

Non-GAAP adjusted net revenue	$541,236	$138,590	$21,817	$—	$701,643

Operating income (loss)	$63,251	$(12,666)	$2,699	$(18,930)	$34,354
Adjustment related to acquired software license contracts (1)	1,126	—	—	—	1,126
Amortization of acquisition-related intangible assets	66,427	14,312	632	—	81,371
Restructuring charges	817	539	—	9	1,365
Stock-based compensation expense	—	—	—	4,368	4,368
Non-cash charge associated with acquired inventory	—	—	—	—	—
Acquisition-related costs	—	—	—	3,800	3,800
Fair value adjustments to acquisition-related contingent consideration	(6,901)	863	(288)	(355)	(6,681)

Non-GAAP adjusted operating income (loss)	$124,720	$3,048	$3,043	$(11,108)	$119,703

Non-GAAP adjusted operating income (loss) as % of Non-GAAP adjusted net revenue	23.0%	2.2%	13.9%		17.1%

(1)	Estimated revenue related to acquired software license contracts that was not recognized during the second quarter of 2012 due to business combination accounting rules

Comments:

In calculating “adjusted operating income (loss)” in the schedule presented above, the Company excludes from operating income (loss) (i) certain non-cash charges, including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business. In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant. Management believes that excluding such charges and income from operating income (loss) allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner. Due to the frequency of their occurrence in its business, the Company does not adjust operating income (loss) for the costs associated with litigation, including payments made or received through settlements. It should be noted that “adjusted operating income (loss)” is not a standard financial measurement under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to operating income (loss) as an indicator of operating performance or any measure of performance derived in accordance with GAAP. In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, “adjusted operating income (loss)” presented in this schedule may not be comparable to similar measures used by other companies.

Reference should also be made to the Company’s financial results contained in our earnings press release respective to the periods presented in this schedule, which include a more detailed discussion of the adjustments to the GAAP operating results presented above.

	Alere Inc. and Subsidiaries Reconciliation of Operating Income (Loss) to Non-GAAP Adjusted Operating Income (Loss) (in thousands) For the Six Months Ended June 30, 2013
Operating Segment	Professional Diagnostics	Health Information Solutions	Consumer Diagnostics	Corporate	Total

Net revenue	$1,186,254	$268,982	$47,998	$—	$1,503,234
Adjustment related to acquired software license contracts (1)	1,235	—	—	—	1,235

Non-GAAP adjusted net revenue	$1,187,489	$268,982	$47,998	$—	$1,504,469

Operating income (loss)	$132,736	$(25,652)	$5,684	$(37,875)	$74,893
Adjustment related to acquired software license contracts (1)	1,235	—	—	—	1,235
Amortization of acquisition-related intangible assets	132,261	21,770	994	—	155,025
Non-cash charge associated with acquired inventory	1,172	—	—	—	1,172
Restructuring charges	3,129	8,807	—	—	11,936
Stock-based compensation expense	—	—	—	8,800	8,800
Compensation charges associated with acquisition-related contingent consideration obligations	1,270	—	—	—	1,270
Acquisition-related costs	—	—	—	1,322	1,322
Fair value adjustments to acquisition-related contingent consideration	11,393	4,383	—	500	16,276

Non-GAAP adjusted operating income (loss)	$283,196	$9,308	$6,678	$(27,253)	$271,929

Non-GAAP adjusted operating income (loss) as % of Non-GAAP adjusted net revenue	23.8%	3.5%	13.9%		18.1%

(1)	Estimated revenue related to acquired software license contracts that was not recognized during the first six months of 2013 due to business combination accounting rules

	Reconciliation of Operating Income (Loss) to Non-GAAP Adjusted Operating Income (Loss) (in thousands) For the Six Months Ended June 30, 2012
Operating Segment	Professional Diagnostics	Health Information Solutions	Consumer Diagnostics	Corporate	Total

Net revenue	$1,058,467	$269,374	$43,805	$—	$1,371,646
Adjustment related to acquired software license contracts (1)	2,412	—	—	—	2,412

Non-GAAP adjusted net revenue	$1,060,879	$269,374	$43,805	$—	$1,374,058

Operating income (loss)	$133,430	$(32,022)	$3,064	$(35,060)	$69,412
Adjustment related to acquired software license contracts (1)	2,412	—	—	—	2,412
Amortization of acquisition-related intangible assets	129,312	28,636	1,352	—	159,300
Restructuring charges	5,611	1,256	—	26	6,893
Stock-based compensation expense	—	—	—	8,242	8,242
Non-cash charge associated with acquired inventory	4,681	—	—	—	4,681
Acquisition-related costs	—	—	—	5,261	5,261
Fair value adjustments to acquisition-related contingent consideration	(6,325)	3,167	(204)	1,725	(1,637)

Non-GAAP adjusted operating income (loss)	$269,121	$1,037	$4,212	$(19,806)	$254,564

Non-GAAP adjusted operating income (loss) as % of Non-GAAP adjusted net revenue	25.4%	0.4%	9.6%		18.5%

(1)	Estimated revenue related to acquired software license contracts that was not recognized during the first six months of 2012 due to business combination accounting rules

Comments:

In calculating “adjusted operating income (loss)” in the schedule presented above, the Company excludes from operating income (loss) (i) certain non-cash charges, including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business. In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant. Management believes that excluding such charges and income from operating income (loss) allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner. Due to the frequency of their occurrence in its business, the Company does not adjust operating income (loss) for the costs associated with litigation, including payments made or received through settlements. It should be noted that “adjusted operating income (loss)” is not a standard financial measurement under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to operating income (loss) as an indicator of operating performance or any measure of performance derived in accordance with GAAP. In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, “adjusted operating income (loss)” presented in this schedule may not be comparable to similar measures used by other companies.

Reference should also be made to the Company’s financial results contained in our earnings press release respective to the periods presented in this schedule, which include a more detailed discussion of the adjustments to the GAAP operating results presented above.

Alere Inc. and Subsidiaries

Reconciliations to Non-GAAP Adjusted P&L Categories

(in thousands)

	Three Months Ended June 30, 2013	Three Months Ended June 30, 2012

Net revenue	$763,985	$700,517
Adjustment related to acquired software license contracts	592	1,126

Non-GAAP adjusted net revenue	$764,577	$701,643

Cost of net revenue	$379,498	$344,909
Less adjustments:
Non-cash charge associated with acquired inventory	(711)	—
Amortization of acquisition-related intangible assets	(17,102)	(17,460)
Stock-based compensation expense	(278)	(263)
Restructuring charges	(729)	(25)

Non-GAAP adjusted cost of net revenue	$360,678	$327,161

Non-GAAP adjusted gross profit	$403,899	$374,482

	Three Months Ended June 30, 2013	Three Months Ended June 30, 2012

Research and development	$40,500	$40,447
Less adjustments:
Amortization of acquisition-related intangible assets	(1,216)	(1,502)
Stock-based compensation expense	(783)	(856)
Restructuring charges	(645)	(14)

Non-GAAP adjusted research and development	$37,856	$38,075

	Three Months Ended June 30, 2013	Three Months Ended June 30, 2012

Selling, general and administrative	$299,583	$280,807
Less adjustments:
Amortization of acquisition-related intangible assets	(60,840)	(62,409)
Stock-based compensation expense	(3,616)	(3,249)
Compensation charges associated with acquisition-related contingent consideration obligations	(580)	—
Acquisition-related costs	(426)	(3,800)
Fair value adjustments to acquisition-related contingent consideration	(5,258)	6,681
Restructuring charges	(6,670)	(1,326)

Non-GAAP adjusted selling, general and administrative	$222,193	$216,704

	Three Months Ended June 30, 2013	Three Months Ended June 30, 2012

Interest and other income (expense), net	$(91,390)	$(51,720)
Less adjustments:

Interest expense recorded in connection with fees paid for certain debt modifications and the termination of our senior secured credit facility	810	1,320

Interest accretion associated with acquisition-related compensation charges	160	—
Non-cash write-off of an investment	5,110	—

Bargain purchase gain associated with the acquisition of the Liberty business	(8,062)	—
Expense associated with extinguishment of debt	35,604	—
Restructuring charges	62	50

Non-GAAP adjusted interest and other income (expense), net	$(57,706)	$(50,350)

	Three Months Ended June 30, 2013	Three Months Ended June 30, 2012

Provision (benefit) for income taxes	$17,867	$(489)
Add: Income tax effects on Non-GAAP adjustments	12,783	29,322

Non-GAAP adjusted provision for income taxes	$30,650	$28,833

	Three Months Ended June 30, 2013	Three Months Ended June 30, 2012

Equity earnings of unconsolidated entities, net of tax	$4,551	$3,998
Less adjustments:
Amortization of acquisition-related intangible assets	150	301
Income tax effects on items above	—	(3)

Non-GAAP adjusted equity earnings of unconsolidated entities, net of tax	$4,701	$4,296

Alere Inc. and Subsidiaries

Reconciliations to Non-GAAP Adjusted P&L Categories

(in thousands)

	Six Months Ended June 30, 2013	Six Months Ended June 30, 2012

Net revenue	$1,503,234	$1,371,646
Adjustment related to acquired software license contracts	1,235	2,412

Non-GAAP adjusted net revenue	$1,504,469	$1,374,058

Cost of net revenue	$754,490	$662,967
Less adjustments:
Non-cash charge associated with acquired inventory	(1,172)	(4,681)
Amortization of acquisition-related intangible assets	(36,272)	(33,197)
Stock-based compensation expense	(510)	(532)
Restructuring charges	(1,352)	(989)

Non-GAAP adjusted cost of net revenue	$715,184	$623,568

Non-GAAP adjusted gross profit	$789,285	$750,490

	Six Months Ended June 30, 2013	Six Months Ended June 30, 2012

Research and development	$81,954	$79,447
Less adjustments:
Amortization of acquisition-related intangible assets	(2,498)	(3,904)
Stock-based compensation expense	(1,530)	(1,627)
Restructuring charges	(645)	(638)

Non-GAAP adjusted research and development	$77,281	$73,278

	Six Months Ended June 30, 2013	Six Months Ended June 30, 2012

Selling, general and administrative	$591,897	$559,820
Less adjustments:
Amortization of acquisition-related intangible assets	(116,255)	(122,199)
Stock-based compensation expense	(6,760)	(6,083)
Compensation charges associated with acquisition-related contingent consideration obligations	(1,270)	—
Acquisition-related costs	(1,322)	(5,261)
Fair value adjustments to acquisition-related contingent consideration	(16,276)	1,637
Restructuring charges	(9,939)	(5,266)

Non-GAAP adjusted selling, general and administrative	$440,075	$422,648

	Six Months Ended June 30, 2013	Six Months Ended June 30, 2012

Interest and other income (expense), net	$(149,259)	$(90,616)
Less adjustments:

Interest expense recorded in connection with fees paid for certain debt modifications and the termination of our senior secured credit facility	1,762	2,640

Interest accretion associated with acquisition-related compensation charges	160	—
Non-cash write-off of an investment	5,110	—

Bargain purchase gain associated with the acquisition of the Liberty business	(8,062)	—
Expense associated with extinguishment of debt	35,767	—
Restructuring charges	117	110

Non-GAAP adjusted interest and other income (expense), net	$(114,405)	$(87,866)

	Six Months Ended June 30, 2013	Six Months Ended June 30, 2012

Benefit for income taxes	$(19,004)	$(1,944)
Add: Income tax effects on Non-GAAP adjustments	74,844	60,105

Non-GAAP adjusted provision for income taxes	$55,840	$58,161

	Six Months Ended June 30, 2013	Six Months Ended June 30, 2012

Equity earnings of unconsolidated entities, net of tax	$7,485	$7,410
Less adjustments:
Amortization of acquisition-related intangible assets	301	521
Income tax effects on items above	—	(5)

Non-GAAP adjusted equity earnings of unconsolidated entities, net of tax	$7,786	$7,926